Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92644-P50339 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. CHARLOTTE’S WEB HOLDINGS, INC. 2026 Annual General and Special Meeting Vote by May 27, 2026 11:59 PM ET CHARLOTTE’S WEB HOLDINGS, INC. 700 TECH COURT LOUISVILLE, CO 80027 You invested in CHARLOTTE’S WEB HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 28, 2026 10:00 a.m. (Mountain Time) Virtually at: www.virtualshareholdermeeting.com/CWEB2026

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92645-P50339 1. To set the number of directors of the Company at six (6). For 2. Election of Directors. Nominees: 2a. M. Borgia Walker For 2b. Matthew E. McCarthy For 2c. Angela McElwee For 2d. William Morachnick For 2e. Jared Stanley For 2f. Maureen Usifer For 3. To appoint PKF O’Connor Davies LLP as auditors for the ensuing year and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors. For 4. An ordinary resolution authorizing and approving the amendment (the “Amendment”) of the Company’s C$75,341,080 principal amount convertible debenture held by BT DE Investments Inc. (“BAT”), a wholly owned subsidiary of British American Tobacco p.l.c., issued on November 14, 2022 (the “Convertible Debenture”) and the issuance of common shares of the Company (the “Common Shares”) that may be required to be issued to BAT upon: (i) the conversion (the “Conversion”) of the Convertible Debenture; and (ii) the concurrent equity investment in the Company by BAT (the “Investment”, and together with the Amendment and the Conversion, the “Transaction”), where such Transaction would, (x) “materially affect control” (as such term is defined in the Toronto Stock Exchange Company Manual) of the Company through the creation of a new “Control Person” (as such term is defined in the Securities Act (British Columbia)); and (y) result in the issuance of greater than 25% of the number of Common Shares issued and outstanding prior to the closing of the Transaction. For NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above-noted meeting instead of sending you paper copies of the proxy materials. Shareholders with questions about notice-and-access can contact the Company by calling 1 (720) 484-8930 or emailing legal@charlottesweb.com. Accessing Meeting Materials This Notice presents only an overview of the more complete meeting materials that are available to you on the internet. The meeting materials are available online at: https://investors.charlottesweb.com/ and under Charlotte’s Web Holdings, Inc.’s SEDAR+ profile at www.sedarplus.ca and at http://www.sec.gov. The meeting materials include: the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, the form of proxy card or voting instruction form and the request for financial statements. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT MEETING MATERIALS PRIOR TO VOTING.